UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2009

8540 Gander Creek Drive

Miamisburg, Ohio 45342

877.855.7243

Commission File Number	Registrant	IRS Employer Identification Number	State of Incorporation
333-125952	NEWPAGE CORPORATION	05-0616156	Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This Current Report on Form 8-K is being filed solely to reflect the retroactive adjustments resulting from the adoption, effective January 1, 2009, of Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of Accounting Research Bulletin No. 51 (“SFAS No. 160”) to the financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 10-K”). For the avoidance of doubt, NewPage Corporation is not filing this Form 8-K to correct any error or omission in financial or other information previously filed in the 2008 10-K. The changes to the financial statements reflect the retroactive adjustments to equity of amounts related to the minority interests in the consolidated balance sheets and the removal from other (income) expense of the amounts of minority interest in the statements of operations.

Except for reflecting the adoption of SFAS No. 160 as described above, the information contained in the 2008 10-K has not been modified or updated and does not reflect any events or developments since December 31, 2008.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1    Consolidated financial statements of NewPage Corporation as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006, retroactively adjusted for the adoption of SFAS No. 160.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPAGE CORPORATION

By:	/S/ DAVID J. PRYSTASH
David J. Prystash Senior Vice President and Chief Financial Officer

Date: September 16, 2009

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